COMPANY UPDATE ON OPERATIONS JANUARY 2023

FORWARD LOOKING STATEMENTS Certain statements made during this presentation are forward- looking statements that are subject to risks and uncertainties. Forward-looking statements generally include the words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “project,” “will,” “intend” or other similar expressions. Forward-looking statements include, without limitation, statements regarding industry outlook, results of operations, cash flows, business strategies, growth and value opportunities, capital and other expenditures, financing plans, expense reduction initiatives and projected dispositions. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation, national and local economic and business conditions, including the impact of COVID-19 on occupancy rates at DiamondRock Hospitality Company’s (the "Company“) hotels and the demand for hotel products and services, and those risks and uncertainties discussed in the most recent Annual Report on Form 10-K, which the Company has filed with the Securities and Exchange Commission, and in our other public filings which you should carefully review. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to the Company. Actual results could differ materially from the forward-looking statements made in this presentation. The forward-looking statements made in this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this presentation is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. This presentation contains statistics and other data that has been obtained or compiled from information made available by third- party service providers and believed to be reliable, but the accuracy and completeness of the information is not assured. The Company has not independently verified any such information. 2

KEY HIGHLIGHTS 3MARGARITAVILLE BEACH HOUSE KEY WEST RECORD TOTAL REVENUES1 EXCEEDING $1B+ IN 2022 ■ Full-Year RevPAR Growth of 51.8% and 5.0% compared to 2021 and 2019, respectively LIFESTYLE/RESORTS CONTINUE TO OUTPERFORM 2019 IN Q4 ■ ADR Growth of 32.9% vs. Q4 2019 ■ RevPAR growth of 18.1% vs. Q4 2019 ■ Occupancy 8.1 percentage points below 2019 POSITIVE TRENDS CONTINUE IN URBAN GATEWAY HOTELS IN Q4 WITH ROOM FOR GROWTH ■ ADR growth of 8.6% vs. Q4 2019 ■ RevPAR growth of (2.3%) vs. Q4 2019 – Smallest gap vs. 2019 since early-2020 ■ Occupancy 7.7 percentage points below 2019 (1) FY 2022 Total Revenues represents period of ownership for all hotels. For comparable results of RevPAR, ADR, and Occupancy, Lake Austin and Kimpton Fort Lauderdale are excluded.

2022 MONTHLY OPERATING RESULTS (1) Comparable operating information excludes the Kimpton Fort Lauderdale Beach Resort (not operating in 2019) and the recently acquired Lake Austin Spa Resort (2) Preliminary results (3) “Resort/Lifestyle” refers to Luxury Resort, Lifestyle Resort, and Urban Lifestyle hotels (4) “Urban” refers to Urban Gateway hotels 4 CONTINUED OUTPERFORMANCE IN Q4 2022 COMPARABLE OPERATING RESULTS(1) Occ (%) ADR ($) RevPAR ($) RevPAR B/(W) 2019 Revenue ($000s) Revenue B/(W) 2019 Q1 55.8% 279.09 155.76 (3.5%) 197,263 (4.4%) Q2 74.9% 297.36 222.70 6.9% 279,445 7.4% Q3 75.1% 281.36 211.40 8.7% 266,952 11.7% Q4(2) 67.3% 288.65 193.58 6.1% 250,188 8.5% FY 2022 68.3% 287.46 196.02 5.0% 993,829 6.2% Oct(2) 74.8% 306.32 229.24 6.7% 99,005 8.0% Nov(2) 66.6% 270.81 180.29 5.0% 77,354 7.1% Dec(2) 60.6% 281.66 170.62 6.2% 73,809 10.7% Q4(2) REVPAR VS PREVIOUS YEARS +19.1% -0.8% +42.9% +6.1% +18.1% -2.3% PORTFOLIO RESORT/LIFESTYLE URBAN vs 2021 vs 2019

DIAMONDROCK AT A GLANCE 9,607 ROOMS 35 PROPERTIES 24 GEOGRAPHIC MARKETS BALANCE SHEET SUMMARY DIVERSIFIED GEOGRAPHY Net Debt1 to LTM EBITDA2 Total Debt1 % Fixed Rate3 PRO FORMA Q3 2022 $1.2B 56% 4.2X 5 (1) As presented in the September 28, 2022 press release. (2) As of end of Q3’22 (3) Includes debt and perpetual preferred capital. Total Debt1 to Undepreciated Assets2 31% LUXURY RESORTS, 18% LIFESTYLE RESORTS, 14% URBAN LIFESTYLE, 15% URBAN GATEWAY, 53% Note: 2021A results used for Henderson Beach Resort and Lake Austin Spa Resort, 2022 Forecast used for Kimpton Goodland, 2019A results used for all other hotels. PORTFOLIO MAP DIVERSIFIED PORTFOLIO % OF EBITDA